UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 23, 2013

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Hologic, Inc. (“Hologic” or the “Company”) is seeking to amend its senior secured credit facilities (the “Credit Facilities”) in conjunction with a proposed refinancing (the “Credit Facility Refinancing”) of its existing secured tranche B term loan with a final maturity date of August 1, 2019 (the “Term Loan B”). As of July 22, 2013, the outstanding principal amount of the Term Loan B was $1.489 billion. A meeting is scheduled between senior officers of the Company and prospective lenders to be held on July 23, 2013 related to the Credit Facility Refinancing. The terms of the Credit Facility Refinancing are expected to include, among other things, a reduction in the interest rates on the Term Loan B and an amendment to the restrictive covenants in the Credit Facilities to increase the Company’s dividend and share repurchase capacity. In connection with the Credit Facility Refinancing, the Company also plans to effect a voluntary prepayment of the Term Loan B in the amount of up to $200 million. The Credit Facility Refinancing and contemplated amendments are subject to market and other conditions, including obtaining the requisite consent of the lenders. The Company cannot assure that such Credit Facility Refinancing will be completed on the terms contemplated, or on a timely basis, if at all.

Attached hereto as Exhibit 99.1 are certain slides from an investor presentation that the Company plans to present to its lenders for the Credit Facility Refinancing.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the investor presentation attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the investor presentation attached as an exhibit hereto, the investor presentation contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes above and in the investor presentation regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Investor presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2013	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir
Executive Vice President, Finance and Administration, and Chief Financial Officer